Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2020

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 24, 2020, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2020

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2020	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2020	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2020	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2020	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2020 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
• Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures
• Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
• Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
• Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,888	$—	$—	$—	$2,888
Life	—	—	183	—	—	183
Premiums ceded	—	(96)	(37)	—	—	(133)
Total earned premium	—	2,792	146	—	—	2,938
Investment income, net of expenses	38	215	78	—	—	331
Investment gains and losses, net	(147)	(487)	(31)	—	—	(665)
Fee revenues	—	5	1	—	—	6
Other revenues	7	2	—	3	(7)	5
Total revenues	$(102)	$2,527	$194	$3	$(7)	$2,615

Benefits & expenses
Losses & contract holders' benefits	$—	$1,955	$185	$—	$—	$2,140
Reinsurance recoveries	—	(18)	(33)	—	—	(51)
Underwriting, acquisition and insurance expenses	—	877	43	—	—	920
Interest expense	27	—	—	—	—	27
Other operating expenses	16	—	—	1	(7)	10
Total expenses	$43	$2,814	$195	$1	$(7)	$3,046

Income (loss) before income taxes	$(145)	$(287)	$(1)	$2	$—	$(431)

Provision (benefit) for income taxes
Current operating income	$31	$125	$9	$—	$—	$165
Capital gains/losses	(30)	(102)	(7)	—	—	(139)
Deferred	(35)	(103)	(2)	—	—	(140)
Total benefit for income taxes	$(34)	$(80)	$—	$—	$—	$(114)

Net income (loss) - current year	$(111)	$(207)	$(1)	$2	$—	$(317)

Net income - prior year	$345	$759	$18	$1	$—	$1,123
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,451	$—	$—	$—	$1,451
Life	—	—	98	—	—	98
Premiums ceded	—	(48)	(19)	—	—	(67)
Total earned premium	—	1,403	79	—	—	1,482
Investment income, net of expenses	19	108	39	—	—	166
Investment gains and losses, net	474	585	1	—	—	1,060
Fee revenues	—	2	1	—	—	3
Other revenues	3	1	—	2	(3)	3
Total revenues	$496	$2,099	$120	$2	$(3)	$2,714

Benefits & expenses
Losses & contract holders' benefits	$—	$1,021	$100	$—	$—	$1,121
Reinsurance recoveries	—	(14)	(21)	—	—	(35)
Underwriting, acquisition and insurance expenses	—	439	25	—	—	464
Interest expense	14	—	—	—	—	14
Other operating expenses	8	—	—	—	(3)	5
Total expenses	$22	$1,446	$104	$—	$(3)	$1,569

Income before income taxes	$474	$653	$16	$2	$—	$1,145

Provision for income taxes
Current operating income (loss)	$(98)	$(103)	$1	$—	$—	$(200)
Capital gains/losses	100	123	—	—	—	223
Deferred	95	115	3	—	—	213
Total provision for income taxes	$97	$135	$4	$—	$—	$236

Net income - current year	$377	$518	$12	$2	$—	$909

Net income - prior year	$134	$286	$8	$—	$—	$428
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million			$19	$—	$14	$(1)	$14	$—	$19	$14		$13		$27
Current accident year losses $1 million - $5 million			53	50	77	76	53	37	103	90		166		243
Large loss prior accident year reserve development			7	26	(4)	33	5	16	33	21		54		50
Total large losses incurred			$79	$76	$87	$108	$72	$53	$155	$125		$233		$320
Losses incurred but not reported			134	79	41	(24)	(14)	47	213	33		9		50
Other losses excluding catastrophe losses			409	496	512	566	547	493	905	1,039		1,606		2,118
Catastrophe losses			226	123	42	70	128	69	349	198		268		309
Total losses incurred			$848	$774	$682	$720	$733	$662	$1,622	$1,395		$2,116		$2,797
Commercial Lines
Current accident year losses greater than $5 million			$19	$—	$14	$(1)	$14	$—	$19	$14		$13		$27
Current accident year losses $1 million - $5 million			45	36	62	56	41	26	81	68		124		185
Large loss prior accident year reserve development			5	22	1	32	3	13	27	16		48		49
Total large losses incurred			$69	$58	$77	$87	$58	$39	$127	$98		$185		$261
Losses incurred but not reported			72	58	12	(22)	(7)	43	130	36		14		26
Other losses excluding catastrophe losses			233	298	302	314	320	286	531	605		919		1,222
Catastrophe losses			119	82	(9)	32	94	25	201	119		151		142
Total losses incurred			$493	$496	$382	$411	$465	$393	$989	$858		$1,269		$1,651
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			8	12	11	20	10	10	20	19		39		51
Large loss prior accident year reserve development			2	5	(3)	(1)	1	2	7	3		2		(1)
Total large losses incurred			$10	$17	$8	$19	$11	$12	$27	$22		$41		$50
Losses incurred but not reported			41	24	17	—	(4)	4	65	—		(1)		17
Other losses excluding catastrophe losses			105	127	160	172	167	163	232	330		504		662
Catastrophe losses			89	38	33	23	34	45	127	79		101		135
Total losses incurred			$245	$206	$218	$214	$208	$224	$451	$431		$645		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			—	2	4	—	2	1	2	3		3		7
Large loss prior accident year reserve development			—	(1)	(2)	2	1	1	(1)	2		4		2
Total large losses incurred			$—	$1	$2	$2	$3	$2	$1	$5		$7		$9
Losses incurred but not reported			21	(3)	12	(2)	(3)	—	18	(3)		(4)		7
Other losses excluding catastrophe losses			20	29	14	25	18	19	50	36		61		76
Catastrophe losses			3	1	1	1	—	—	3	1		1		2
Total losses incurred			$44	$28	$29	$26	$18	$21	$72	$39		$65		$94
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million			1.4%	—%	1.1%	(0.1)%	1.1%	—%	0.7%	0.5%		0.3%		0.5%
Current accident year losses $1 million - $5 million			3.7	3.6	5.6	5.5	4.0	2.9	3.7	3.5		4.2		4.6
Large loss prior accident year reserve development			0.5	1.9	(0.4)	2.4	0.4	1.2	1.2	0.8		1.4		0.9
Total large loss ratio			5.6%	5.5%	6.3%	7.8%	5.5%	4.1%	5.6%	4.8%		5.9%		6.0%
Losses incurred but not reported			9.6	5.7	3.0	(1.8)	(1.1)	3.7	7.6	1.3		0.2		0.9
Other losses excluding catastrophe losses			29.2	35.6	37.3	41.2	41.6	38.9	32.4	40.2		40.5		39.7
Catastrophe losses			16.1	8.9	3.0	5.1	9.7	5.5	12.5	7.7		6.8		5.8
Total loss ratio			60.5%	55.7%	49.6%	52.3%	55.7%	52.2%	58.1%	54.0%		53.4%		52.4%
Commercial Lines
Current accident year losses greater than $5 million			2.2%	—%	1.7%	(0.1)%	1.7%	—%	1.1%	0.9%		0.5%		0.8%
Current accident year losses $1 million - $5 million			5.1	4.1	7.0	6.8	5.0	3.3	4.6	4.1		5.1		5.6
Large loss prior accident year reserve development			0.6	2.6	0.2	3.8	0.4	1.6	1.6	1.0		1.9		1.5
Total large loss ratio			7.9%	6.7%	8.9%	10.5%	7.1%	4.9%	7.3%	6.0%		7.5%		7.9%
Losses incurred but not reported			8.3	6.8	1.5	(2.6)	(0.9)	5.4	7.5	2.2		0.6		0.8
Other losses excluding catastrophe losses			26.8	34.5	35.4	37.6	38.9	35.1	30.7	37.0		37.2		36.7
Catastrophe losses			13.6	9.5	(1.0)	3.8	11.4	3.1	11.6	7.3		6.1		4.3
Total loss ratio			56.6%	57.5%	44.8%	49.3%	56.5%	48.5%	57.1%	52.5%		51.4%		49.7%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			2.3	3.5	3.5	5.4	2.8	2.8	2.9	2.8		3.7		3.6
Large loss prior accident year reserve development			0.5	1.3	(1.0)	(0.2)	0.3	0.6	0.9	0.4		0.2		(0.1)
Total large loss ratio			2.8%	4.8%	2.5%	5.2%	3.1%	3.4%	3.8%	3.2%		3.9%		3.5%
Losses incurred but not reported			11.3	6.6	5.1	(0.1)	(1.1)	1.0	8.9	(0.1)		(0.1)		1.2
Other losses excluding catastrophe losses			28.8	35.3	44.2	48.9	48.0	47.4	32.2	47.8		48.1		47.2
Catastrophe losses			24.6	10.5	9.4	6.4	9.7	13.1	17.5	11.4		9.7		9.6
Total loss ratio			67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%		61.6%		61.5%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			—	2.6	5.4	—	3.0	1.6	1.3	2.4		1.5		2.5
Large loss prior accident year reserve development			0.1	(1.5)	(2.7)	2.7	1.5	1.2	(0.7)	1.3		1.8		0.6
Total large loss ratio			0.1%	1.1%	2.7%	2.7%	4.5%	2.8%	0.6%	3.7%		3.3%		3.1%
Losses incurred but not reported			27.2	(4.4)	14.4	(2.6)	(4.5)	0.8	11.3	(1.9)		(2.2)		2.4
Other losses excluding catastrophe losses			25.8	37.8	20.5	34.5	26.7	29.1	31.9	27.9		30.3		27.7
Catastrophe losses			3.3	0.9	0.4	1.0	0.5	0.2	2.1	0.3		0.6		0.5
Total loss ratio			56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%		32.0%		33.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year reported losses greater than $5 million			2	—	2	1	2	—	2	2		2		4
Current accident year reported losses $1 million - $5 million			28	27	39	35	31	19	55	50		88		137
Prior accident year reported losses on large losses			9	20	9	18	13	10	27	24		44		55
Non-Catastrophe reported losses on large losses total			39	47	50	54	46	29	84	76		134		196
Commercial Lines
Current accident year reported losses greater than $5 million			2	—	2	1	2	—	2	2		2		4
Current accident year reported losses $1 million - $5 million			24	17	27	27	23	12	41	35		64		100
Prior accident year reported losses on large losses			8	17	8	18	10	7	23	19		38		49
Non-Catastrophe reported losses on large losses total			34	34	37	46	35	19	66	56		104		153
Personal Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			4	8	8	8	6	6	12	12		21		30
Prior accident year reported losses on large losses			—	3	1	—	1	2	3	3		3		4
Non-Catastrophe reported losses on large losses total			4	11	9	8	7	8	15	15		24		34
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			—	2	4	—	2	1	2	3		3		7
Prior accident year reported losses on large losses			1	—	—	—	2	1	1	2		3		2
Non-Catastrophe reported losses on large losses total			1	2	4	—	4	2	3	5		6		9
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Commercial casualty:
Written premiums			$308	$341	$269	$263	$296	$303	$649	$599		$862		$1,131
Year over year change %- written premium			4%	13%	7%	5%	2%	6%	8%	4%		4%		5%
Earned premiums			$289	$289	$280	$277	$277	$268	$577	$545		$822		$1,102
Current accident year before catastrophe losses			62.6%	65.8%	67.5%	66.1%	67.4%	66.7%	64.1%	67.0%		66.7%		66.9%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(7.5)	(1.6)	(4.8)	(2.9)	(9.3)	(11.5)	(4.5)	(10.3)		(7.8)		(7.1)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			55.1%	64.2%	62.7%	63.2%	58.1%	55.2%	59.6%	56.7%		58.9%		59.8%
Commercial property:
Written premiums			$260	$261	$246	$245	$247	$247	$521	$494		$739		$985
Year over year change %- written premium			5%	6%	10%	6%	3%	4%	5%	3%		4%		6%
Earned premiums			$254	$249	$249	$241	$234	$234	$504	$468		$709		$958
Current accident year before catastrophe losses			50.9%	47.8%	50.3%	49.4%	49.0%	51.5%	49.4%	50.3%		50.0%		50.1%
Current accident year catastrophe losses			48.5	34.2	0.2	15.0	43.5	13.8	41.4	28.6		24.0		17.8
Prior accident years before catastrophe losses			1.9	0.7	(1.3)	(1.1)	0.8	1.9	1.3	1.3		0.5		0.1
Prior accident years catastrophe losses			(2.0)	(1.1)	(2.6)	(1.9)	(3.6)	(2.6)	(1.6)	(3.0)		(2.7)		(2.7)
Total loss and loss expense ratio			99.3%	81.6%	46.6%	61.4%	89.7%	64.6%	90.5%	77.2%		71.8%		65.3%
Commercial auto:
Written premiums			$205	$208	$175	$176	$196	$188	$413	$384		$560		$735
Year over year change %- written premium			5%	11%	7%	10%	8%	6%	8%	7%		8%		8%
Earned premiums			$189	$185	$183	$179	$175	$170	$374	$345		$524		$707
Current accident year before catastrophe losses			64.2%	70.9%	68.1%	67.8%	70.5%	74.5%	67.5%	72.5%		70.9%		70.2%
Current accident year catastrophe losses			2.2	1.2	(0.3)	1.5	1.4	0.3	1.7	0.9		1.1		0.7
Prior accident years before catastrophe losses			(1.1)	3.3	0.7	1.7	1.0	(6.7)	1.1	(2.9)		(1.3)		(0.8)
Prior accident years catastrophe losses			—	(0.2)	—	(0.1)	—	—	(0.1)	—		(0.1)		—
Total loss and loss expense ratio			65.3%	75.2%	68.5%	70.9%	72.9%	68.1%	70.2%	70.5%		70.6%		70.1%
Workers' compensation:
Written premiums			$65	$92	$63	$62	$75	$94	$157	$169		$231		$294
Year over year change %- written premium			(13)%	(2)%	(6)%	(6)%	(10)%	(1)%	(7)%	(5)%		(5)%		(5)%
Earned premiums			$68	$75	$76	$73	$74	$77	$143	$151		$224		$300
Current accident year before catastrophe losses			81.8%	81.1%	85.4%	81.1%	78.0%	78.8%	81.4%	78.4%		79.3%		80.8%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(27.8)	(9.8)	(20.1)	(27.0)	(35.9)	(20.1)	(18.3)	(27.9)		(27.7)		(25.7)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			54.0%	71.3%	65.3%	54.1%	42.1%	58.7%	63.1%	50.5%		51.6%		55.1%
Other commercial:
Written premiums			$70	$70	$66	$70	$65	$64	$140	$129		$199		$265
Year over year change %- written premium			8%	9%	16%	8%	10%	10%	9%	10%		9%		10%
Earned premiums			$70	$65	$64	$64	$63	$61	$135	$124		$188		$252
Current accident year before catastrophe losses			35.5%	39.1%	38.2%	34.3%	33.7%	38.0%	37.3%	35.8%		35.4%		36.0%
Current accident year catastrophe losses			0.1	0.1	0.1	(0.2)	0.3	0.4	0.1	0.3		0.1		0.1
Prior accident years before catastrophe losses			(1.7)	1.7	(3.3)	(2.1)	(1.9)	(4.1)	(0.1)	(3.0)		(2.7)		(2.8)
Prior accident years catastrophe losses			—	0.2	(0.3)	0.8	—	0.2	0.1	0.1		0.3		0.2
Total loss and loss expense ratio			33.9%	41.1%	34.7%	32.8%	32.1%	34.5%	37.4%	33.2%		33.1%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Personal auto:
Written premiums			$169	$137	$141	$166	$173	$140	$306	$313		$479		$620
Year over year change %- written premium			(2)%	(2)%	—%	(2)%	—%	—%	(2)%	—%		—%		—%
Earned premiums			$154	$154	$155	$156	$155	$155	$308	$310		$466		$621
Current accident year before catastrophe losses			64.7%	69.4%	70.8%	70.2%	73.8%	76.2%	67.0%	75.0%		73.4%		72.7%
Current accident year catastrophe losses			1.5	2.1	0.4	1.2	1.8	0.5	1.8	1.1		1.1		1.0
Prior accident years before catastrophe losses			(4.2)	(8.1)	(1.7)	(2.0)	(9.4)	(3.3)	(6.1)	(6.3)		(4.9)		(4.1)
Prior accident years catastrophe losses			(0.2)	(0.4)	—	(0.1)	(0.2)	—	(0.3)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			61.8%	63.0%	69.5%	69.3%	66.0%	73.4%	62.4%	69.7%		69.5%		69.5%
Homeowner:
Written premiums			$197	$140	$152	$173	$176	$130	$337	$306		$479		$631
Year over year change %- written premium			12%	8%	8%	7%	8%	7%	10%	8%		7%		7%
Earned premiums			$163	$159	$157	$154	$149	$147	$322	$296		$450		$607
Current accident year before catastrophe losses			45.0%	53.5%	55.7%	60.9%	53.1%	51.9%	49.2%	52.5%		55.3%		55.5%
Current accident year catastrophe losses			51.7	23.8	21.7	14.0	22.6	23.2	37.9	22.9		19.9		20.3
Prior accident years before catastrophe losses			4.5	(8.7)	(2.2)	1.0	4.5	2.0	(2.0)	3.3		2.5		1.3
Prior accident years catastrophe losses			(0.1)	(2.3)	(0.5)	(0.8)	(2.2)	5.7	(1.2)	1.7		0.9		0.5
Total loss and loss expense ratio			101.1%	66.3%	74.7%	75.1%	78.0%	82.8%	83.9%	80.4%		78.6%		77.6%
Other personal:
Written premiums			$57	$42	$43	$49	$53	$39	$99	$92		$141		$184
Year over year change %- written premium			8%	8%	5%	7%	15%	10%	8%	13%		11%		10%
Earned premiums			$47	$46	$46	$44	$44	$42	$93	$86		$130		$176
Current accident year before catastrophe losses			48.5%	50.5%	60.9%	51.4%	51.5%	33.6%	49.5%	42.7%		45.7%		49.6%
Current accident year catastrophe losses			11.8	4.6	2.9	4.3	4.7	5.6	8.2	5.1		4.8		4.3
Prior accident years before catastrophe losses			(1.4)	6.3	(5.9)	(6.4)	(7.7)	(6.1)	2.4	(6.9)		(6.7)		(6.5)
Prior accident years catastrophe losses			(0.7)	(0.6)	(0.5)	(0.7)	0.4	0.1	(0.6)	0.2		(0.1)		(0.2)
Total loss and loss expense ratio			58.2%	60.8%	57.4%	48.6%	48.9%	33.2%	59.5%	41.1%		43.7%		47.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Excess & Surplus:
Written premiums			$91	$85	$80	$74	$78	$71	$176	$149		$223		$303
Year over year change %- written premium			17%	20%	23%	25%	22%	16%	18%	19%		21%		22%
Earned premiums			$78	$78	$76	$72	$67	$63	$156	$130		$202		$278
Current accident year before catastrophe losses			59.0%	55.7%	54.3%	57.6%	50.8%	55.5%	57.4%	53.1%		54.7%		54.6%
Current accident year catastrophe losses			3.6	0.5	—	0.6	0.7	0.3	2.0	0.5		0.5		0.4
Prior accident years before catastrophe losses			11.2	0.7	(0.4)	(6.0)	(6.2)	(4.2)	5.9	(5.2)		(5.5)		(4.1)
Prior accident years catastrophe losses			(0.2)	0.5	0.5	0.5	(0.2)	(0.1)	0.2	(0.1)		0.1		0.2
Total loss and loss expense ratio			73.6%	57.4%	54.4%	52.7%	45.1%	51.5%	65.5%	48.3%		49.8%		51.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2020
Commercial casualty	$176	$87	$263	$26	$48	$6	$80	$202	$48	$93	$343
Commercial property	362	34	396	30	30	14	74	392	30	48	470
Commercial auto	193	44	237	(21)	51	(5)	25	172	51	39	262
Workers' compensation	79	17	96	(6)	10	(7)	(3)	73	10	10	93
Other commercial	37	8	45	(14)	4	17	7	23	4	25	52
Total commercial lines	847	190	1,037	15	143	25	183	862	143	215	1,220

Personal auto	147	41	188	(26)	40	(7)	7	121	40	34	195
Homeowners	198	25	223	17	23	4	44	215	23	29	267
Other personal	34	3	37	4	14	—	18	38	14	3	55
Total personal lines	379	69	448	(5)	77	(3)	69	374	77	66	517

Excess & surplus lines	38	19	57	19	18	13	50	57	18	32	107
Other	89	3	92	(6)	25	—	19	83	25	3	111
Total property casualty	$1,353	$281	$1,634	$23	$263	$35	$321	$1,376	$263	$316	$1,955

Ceded loss and loss expense incurred for the six months ended June 30, 2020
Commercial casualty	$1	$—	$1	$(2)	$—	$—	$(2)	$(1)	$—	$—	$(1)
Commercial property	45	1	46	(29)	(3)	—	(32)	16	(3)	1	14
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	4	—	4	(1)	(2)	—	(3)	3	(2)	—	1
Other commercial	2	—	2	—	—	—	—	2	—	—	2
Total commercial lines	52	1	53	(32)	(5)	—	(37)	20	(5)	1	16

Personal auto	1	—	1	1	(1)	—	—	2	(1)	—	1
Homeowners	2	—	2	(2)	(1)	—	(3)	—	(1)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	(1)	(2)	—	(3)	2	(2)	—	—

Excess & surplus lines	1	—	1	3	1	—	4	4	1	—	5
Other	8	1	9	(6)	(5)	(1)	(12)	2	(5)	—	(3)
Total property casualty	$64	$2	$66	$(36)	$(11)	$(1)	$(48)	$28	$(11)	$1	$18

Net loss and loss expense incurred for the six months ended June 30, 2020
Commercial casualty	$175	$87	$262	$28	$48	$6	$82	$203	$48	$93	$344
Commercial property	317	33	350	59	33	14	106	376	33	47	456
Commercial auto	193	44	237	(21)	51	(5)	25	172	51	39	262
Workers' compensation	75	17	92	(5)	12	(7)	—	70	12	10	92
Other commercial	35	8	43	(14)	4	17	7	21	4	25	50
Total commercial lines	795	189	984	47	148	25	220	842	148	214	1,204

Personal auto	146	41	187	(27)	41	(7)	7	119	41	34	194
Homeowners	196	25	221	19	24	4	47	215	24	29	268
Other personal	34	3	37	4	14	—	18	38	14	3	55
Total personal lines	376	69	445	(4)	79	(3)	72	372	79	66	517

Excess & surplus lines	37	19	56	16	17	13	46	53	17	32	102
Other	81	2	83	—	30	1	31	81	30	3	114
Total property casualty	$1,289	$279	$1,568	$59	$274	$36	$369	$1,348	$274	$315	$1,937

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2020
Commercial casualty	$63	$41	$104	$11	$46	$(5)	$52	$74	$46	$36	$156
Commercial property	174	16	190	66	(10)	17	73	240	(10)	33	263
Commercial auto	84	18	102	(9)	27	3	21	75	27	21	123
Workers' compensation	38	7	45	(3)	4	(6)	(5)	35	4	1	40
Other commercial	14	4	18	(3)	2	8	7	11	2	12	25
Total commercial lines	373	86	459	62	69	17	148	435	69	103	607

Personal auto	60	15	75	(19)	36	4	21	41	36	19	96
Homeowners	126	13	139	19	(3)	7	23	145	(3)	20	162
Other personal	18	2	20	—	7	—	7	18	7	2	27
Total personal lines	204	30	234	—	40	11	51	204	40	41	285

Excess & surplus lines	14	9	23	11	21	5	37	25	21	14	60
Other	47	2	49	(1)	21	—	20	46	21	2	69
Total property casualty	$638	$127	$765	$72	$151	$33	$256	$710	$151	$160	$1,021

Ceded loss and loss expense incurred for the three months ended June 30, 2020
Commercial casualty	$2	$—	$2	$(4)	$—	$—	$(4)	$(2)	$—	$—	$(2)
Commercial property	1	—	1	12	(3)	—	9	13	(3)	—	10
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	1	(1)	—	—	3	(1)	—	2
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	6	—	6	9	(4)	—	5	15	(4)	—	11

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)

Excess & surplus lines	—	—	—	2	1	—	3	2	1	—	3
Other	7	—	7	(6)	—	—	(6)	1	—	—	1
Total property casualty	$14	$—	$14	$4	$(4)	$—	$—	$18	$(4)	$—	$14

Net loss and loss expense incurred for the three months ended June 30, 2020
Commercial casualty	$61	$41	$102	$15	$46	$(5)	$56	$76	$46	$36	$158
Commercial property	173	16	189	54	(7)	17	64	227	(7)	33	253
Commercial auto	84	18	102	(9)	27	3	21	75	27	21	123
Workers' compensation	36	7	43	(4)	5	(6)	(5)	32	5	1	38
Other commercial	13	4	17	(3)	2	8	7	10	2	12	24
Total commercial lines	367	86	453	53	73	17	143	420	73	103	596

Personal auto	60	15	75	(19)	36	4	21	41	36	19	96
Homeowners	125	13	138	20	(2)	7	25	145	(2)	20	163
Other personal	18	2	20	—	7	—	7	18	7	2	27
Total personal lines	203	30	233	1	41	11	53	204	41	41	286

Excess & surplus lines	14	9	23	9	20	5	34	23	20	14	57
Other	40	2	42	5	21	—	26	45	21	2	68
Total property casualty	$624	$127	$751	$68	$155	$33	$256	$692	$155	$160	$1,007

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums			$1,244	$1,198	$1,084	$1,119	$1,186	$1,130	$2,442	$2,316		$3,435		$4,519
Agency new business written premiums			210	215	193	192	212	181	425	393		585		778
Other written premiums			105	105	31	40	78	70	210	148		188		219
Net written premiums			$1,559	$1,518	$1,308	$1,351	$1,476	$1,381	$3,077	$2,857		$4,208		$5,516
Unearned premium change			(156)	(129)	66	25	(159)	(114)	(285)	(273)		(248)		(182)
Earned premiums			$1,403	$1,389	$1,374	$1,376	$1,317	$1,267	$2,792	$2,584		$3,960		$5,334
Year over year change %
Agency renewal written premiums			5%	6%	5%	3%	3%	4%	5%	4%		3%		4%
Agency new business written premiums			(1)	19	22	25	17	14	8	16		18		19
Other written premiums			35	50	nm	nm	333	338	42	335		395		nm
Net written premiums			6	10	11	8	9	10	8	10		9		10
Paid losses and loss expenses
Losses paid			$624	$663	$677	$703	$677	$692	$1,289	$1,369		$2,072		$2,748
Loss expenses paid			127	154	131	127	121	132	279	253		380		512
Loss and loss expenses paid			$751	$817	$808	$830	$798	$824	$1,568	$1,622		$2,452		$3,260
Incurred losses and loss expenses
Loss and loss expense incurred			$1,007	$930	$835	$864	$863	$790	$1,937	$1,653		$2,517		$3,352
Loss and loss expenses paid as a % of incurred			74.6%	87.7%	96.8%	96.1%	92.5%	104.3%	80.9%	98.1%		97.4%		97.3%
Statutory combined ratio
Loss ratio			60.4%	56.1%	49.6%	52.1%	55.7%	52.5%	58.2%	54.1%		53.4%		52.5%
Loss adjustment expense ratio			11.6	11.3	11.3	11.0	9.9	10.1	11.5	10.1		10.4		10.6
Net underwriting expense ratio			28.8	29.2	32.1	31.2	29.3	28.9	29.0	29.1		29.8		30.3
US Statutory combined ratio			100.8%	96.6%	93.0%	94.3%	94.9%	91.5%	98.7%	93.3%		93.6%		93.4%
Contribution from catastrophe losses			16.5	9.1	3.3	5.3	10.0	5.8	12.8	7.9		7.1		6.0
Statutory combined ratio excl. catastrophe losses			84.3%	87.5%	89.7%	89.0%	84.9%	85.7%	85.9%	85.4%		86.5%		87.4%
GAAP combined ratio
GAAP combined ratio			103.1%	98.5%	91.6%	94.2%	96.5%	93.0%	100.8%	94.8%		94.6%		93.8%
Contribution from catastrophe losses			16.5	9.1	3.3	5.3	10.0	5.8	12.8	7.9		7.1		6.0
GAAP combined ratio excl. catastrophe losses			86.6%	89.4%	88.3%	88.9%	86.5%	87.2%	88.0%	86.9%		87.5%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums			$794	$842	$719	$713	$767	$799	$1,636	$1,566		$2,279		$2,998
Agency new business written premiums			134	154	129	124	137	120	288	257		381		510
Other written premiums			(20)	(24)	(29)	(21)	(25)	(23)	(44)	(48)		(69)		(98)
Net written premiums			$908	$972	$819	$816	$879	$896	$1,880	$1,775		$2,591		$3,410
Unearned premium change			(38)	(109)	33	18	(56)	(86)	(147)	(142)		(124)		(91)
Earned premiums			$870	$863	$852	$834	$823	$810	$1,733	$1,633		$2,467		$3,319
Year over year change %
Agency renewal written premiums			4%	5%	4%	2%	1%	4%	4%	2%		2%		2%
Agency new business written premiums			(2)	28	28	32	16	15	12	16		21		22
Other written premiums			20	(4)	15	5	(25)	(10)	8	(17)		(10)		(1)
Net written premiums			3	8	8	5	3	5	6	4		4		5
Paid losses and loss expenses
Losses paid			$367	$426	$418	$417	$394	$436	$795	$830		$1,247		$1,665
Loss expenses paid			86	103	91	89	85	92	189	178		266		358
Loss and loss expenses paid			$453	$529	$509	$506	$479	$528	$984	$1,008		$1,513		$2,023
Incurred losses and loss expenses
Loss and loss expense incurred			$596	$608	$489	$510	$550	$481	$1,204	$1,031		$1,541		$2,030
Loss and loss expenses paid as a % of incurred			76.0%	87.0%	104.1%	99.2%	87.1%	109.8%	81.7%	97.8%		98.2%		99.7%
Statutory combined ratio
Loss ratio			56.7%	57.5%	44.8%	49.3%	56.5%	48.5%	57.0%	52.5%		51.5%		49.7%
Loss adjustment expense ratio			11.8	12.9	12.6	11.9	10.3	10.9	12.4	10.6		11.0		11.5
Net underwriting expense ratio			28.6	28.9	32.8	32.7	30.2	28.9	28.8	29.6		30.6		31.1
Statutory combined ratio			97.1%	99.3%	90.2%	93.9%	97.0%	88.3%	98.2%	92.7%		93.1%		92.3%
Contribution from catastrophe losses			14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5		6.4		4.5
Statutory combined ratio excl. catastrophe losses			83.1%	89.5%	90.9%	89.8%	85.3%	85.0%	86.3%	85.2%		86.7%		87.8%
GAAP combined ratio
GAAP combined ratio			99.1%	102.5%	88.8%	93.4%	98.6%	90.8%	100.8%	94.7%		94.3%		92.9%
Contribution from catastrophe losses			14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5		6.4		4.5
GAAP combined ratio excl. catastrophe losses			85.1%	92.7%	89.5%	89.3%	86.9%	87.5%	88.9%	87.2%		87.9%		88.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums			$387	$294	$309	$356	$365	$282	$681	$647		$1,003		$1,312
Agency new business written premiums			44	34	36	40	47	35	78	82		122		158
Other written premiums			(8)	(9)	(9)	(8)	(10)	(8)	(17)	(18)		(26)		(35)
Net written premiums			$423	$319	$336	$388	$402	$309	$742	$711		$1,099		$1,435
Unearned premium change			(59)	40	22	(34)	(54)	35	(19)	(19)		(53)		(31)
Earned premiums			$364	$359	$358	$354	$348	$344	$723	$692		$1,046		$1,404
Year over year change %
Agency renewal written premiums			6%	4%	5%	4%	7%	7%	5%	7%		6%		6%
Agency new business written premiums			(6)	(3)	(5)	(5)	2	(10)	(5)	(4)		(4)		(4)
Other written premiums			20	(13)	(13)	(14)	(43)	(33)	6	(38)		(30)		(25)
Net written premiums			5	3	4	3	6	4	4	5		4		4
Paid losses and loss expenses
Losses paid			$203	$173	$205	$221	$217	$209	$376	$426		$647		$850
Loss expenses paid			30	40	29	29	27	31	69	58		87		116
Loss and loss expenses paid			$233	$213	$234	$250	$244	$240	$445	$484		$734		$966
Incurred losses and loss expenses
Loss and loss expense incurred			$286	$231	$251	$244	$240	$250	$517	$490		$734		$985
Loss and loss expenses paid as a % of incurred			81.5%	92.2%	93.2%	102.0%	101.7%	96.0%	86.1%	98.8%		100.0%		98.1%
Statutory combined ratio
Loss ratio			67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%		61.6%		61.5%
Loss adjustment expense ratio			11.4	6.9	9.0	8.8	9.2	7.6	9.1	8.4		8.5		8.7
Net underwriting expense ratio			29.4	32.1	30.7	28.2	27.3	30.7	30.6	28.8		28.6		29.1
Statutory combined ratio			108.3%	96.2%	100.9%	97.4%	96.2%	103.2%	102.1%	99.5%		98.7%		99.3%
Contribution from catastrophe losses			25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6		10.0		9.9
Statutory combined ratio excl. catastrophe losses			83.2%	85.5%	91.2%	90.7%	86.2%	89.9%	84.2%	87.9%		88.7%		89.4%
GAAP combined ratio
GAAP combined ratio			112.3%	94.3%	99.3%	99.6%	98.9%	101.3%	103.4%	100.1%		99.9%		99.8%
Contribution from catastrophe losses			25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6		10.0		9.9
GAAP combined ratio excl. catastrophe losses			87.2%	83.6%	89.6%	92.9%	88.9%	88.0%	85.5%	88.5%		89.9%		89.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums			$63	$62	$56	$50	$54	$49	$125	$103		$153		$209
Agency new business written premiums			32	27	28	28	28	26	59	54		82		110
Other written premiums			(4)	(4)	(4)	(4)	(4)	(4)	(8)	(8)		(12)		(16)
Net written premiums			$91	$85	$80	$74	$78	$71	$176	$149		$223		$303
Unearned premium change			(13)	(7)	(4)	(2)	(11)	(8)	(20)	(19)		(21)		(25)
Earned premiums			$78	$78	$76	$72	$67	$63	$156	$130		$202		$278
Year over year change %
Agency renewal written premiums			17%	27%	12%	14%	8%	2%	21%	5%		8%		9%
Agency new business written premiums			14	4	47	56	65	63	9	64		61		57
Other written premiums			—	—	—	(33)	(33)	(33)	—	(33)		(33)		(23)
Net written premiums			17	20	23	25	22	16	18	19		21		22
Paid losses and loss expenses
Losses paid			$14	$23	$14	$16	$10	$18	$37	$28		$43		$57
Loss expenses paid			9	9	9	8	7	8	19	15		23		33
Loss and loss expenses paid			$23	$32	$23	$24	$17	$26	$56	$43		$66		$90
Incurred losses and loss expenses
Loss and loss expense incurred			$57	$45	$41	$39	$29	$33	$102	$62		$101		$142
Loss and loss expenses paid as a % of incurred			40.4%	71.1%	56.1%	63.2%	53.5%	78.8%	54.9%	68.8%		65.3%		63.4%
Statutory combined ratio
Loss ratio			56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%		32.0%		33.7%
Loss adjustment expense ratio			17.2	22.0	16.4	17.1	17.9	18.6	19.5	18.3		17.9		17.4
Net underwriting expense ratio			26.6	28.8	29.1	29.6	28.5	28.5	27.7	28.4		28.8		28.9
Statutory combined ratio			100.2%	86.2%	83.5%	82.3%	73.6%	80.0%	93.1%	76.7%		78.7%		80.0%
Contribution from catastrophe losses			3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4		0.6		0.6
Statutory combined ratio excl. catastrophe losses			96.8%	85.2%	83.0%	81.2%	73.1%	79.8%	90.9%	76.3%		78.1%		79.4%
GAAP combined ratio
GAAP combined ratio			102.0%	89.1%	82.9%	83.2%	76.1%	83.5%	95.5%	79.7%		80.9%		81.5%
Contribution from catastrophe losses			3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4		0.6		0.6
GAAP combined ratio excl. catastrophe losses			98.6%	88.1%	82.4%	82.1%	75.6%	83.3%	93.3%	79.3%		80.3%		80.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2020 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Underwriting income
Net premiums written	$1,506	$1,431	$75	5	$2,987	$2,792	$195	7
Unearned premium change	137	147	(10)	(7)	256	251	5	2
Earned premiums	$1,369	$1,284	$85	7	$2,731	$2,541	$190	7

Losses incurred	$826	$716	$110	15	$1,590	$1,376	$214	16
Defense and cost containment expenses incurred	83	60	23	38	164	132	32	24
Adjusting and other expenses incurred	76	70	6	9	150	125	25	20
Other underwriting expenses incurred	415	416	(1)	—	845	806	39	5
Workers compensation dividend incurred	2	3	(1)	(33)	5	6	(1)	(17)
Total underwriting deductions	$1,402	$1,265	$137	11	$2,754	$2,445	$309	13

Net underwriting profit (loss)	$(33)	$19	$(52)	nm	$(23)	$96	$(119)	nm

Investment income
Gross investment income earned	$106	$102	$4	4	$211	$204	$7	3
Net investment income earned	105	101	4	4	208	201	7	3
Net realized capital gains and losses, net	8	2	6	300	(38)	5	(43)	nm
Net investment gains (net of tax)	$113	$103	$10	10	$170	$206	$(36)	(17)

Other income (loss)	$(15)	$2	$(17)	nm	$(13)	$4	$(17)	nm

Net income before federal income taxes	$65	$124	$(59)	(48)	$134	$306	$(172)	(56)
Federal and foreign income taxes incurred	12	24	(12)	(50)	17	48	(31)	(65)
Net income (statutory)	$53	$100	$(47)	(47)	$117	$258	$(141)	(55)

Policyholders' surplus - statutory	$5,155	$5,325	$(170)	(3)	$5,155	$5,325	$(170)	(3)

Fixed maturities at amortized cost - statutory	$7,418	$7,291	$127	2	$7,418	$7,291	$127	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2020 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Net premiums written	$85	$83	$2	2	$162	$155	$7	5
Net investment income	40	40	—	—	83	79	4	5
Amortization of interest maintenance reserve	—	—	—	—	—	1	(1)	nm
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	1	1	—	—	1	2	(1)	(50)
Total revenues	$127	$125	$2	2	$248	$239	$9	4

Death benefits and matured endowments	$37	$38	$(1)	(3)	$68	$71	$(3)	(4)
Annuity benefits	13	25	(12)	(48)	35	49	(14)	(29)
Disability benefits and benefits under accident and health contracts	—	—	—	—	1	1	—	—
Surrender benefits and group conversions	5	5	—	—	11	10	1	10
Interest and adjustments on deposit-type contract funds	2	2	—	—	4	4	—	—
Increase in aggregate reserves for life and accident and health contracts	37	28	9	32	58	52	6	12
Total benefit expenses	$94	$98	$(4)	(4)	$177	$187	$(10)	(5)

Commissions	$12	$13	$(1)	(8)	$25	$26	$(1)	(4)
General insurance expenses and taxes	12	14	(2)	(14)	25	27	(2)	(7)
Increase in loading on deferred and uncollected premiums	(3)	(2)	(1)	50	5	(2)	7	nm
Net transfers from separate accounts	(4)	(2)	(2)	100	(4)	(3)	(1)	33
Total underwriting expenses	$17	$23	$(6)	(26)	$51	$48	$3	6

Federal and foreign income taxes incurred	5	2	3	150	6	3	3	100

Net gain from operations before capital gains and losses	$11	$2	$9	450	$14	$1	$13	nm

Gains and losses net of capital gains tax, net	2	1	1	100	(31)	1	(32)	nm

Net income (loss) (statutory)	$13	$3	$10	333	$(17)	$2	$(19)	nm

Policyholders' surplus - statutory	$208	$188	20	11	$208	$188	$20	11

Fixed maturities at amortized cost - statutory	$3,456	$3,351	$105	3	$3,456	$3,351	$105	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2020 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Cincinnati Re:
Written premiums			$84	$105	$36	$35	$73	$84	$189	$157		$192		$228
Year over year change %- written premium			15%	25%	29%	(3)%	52%	83%	20%	67%		48%		44%
Earned premiums			$57	$62	$50	$48	$46	$40	$119	$86		$134		$184
Current accident year before catastrophe losses			79.6%	47.6%	43.9%	55.6%	51.3%	54.3%	63.0%	52.7%		53.7%		51.1%
Current accident year catastrophe losses			—	—	20.5	17.3	—	—	—	—		6.3		10.1
Prior accident years before catastrophe losses			(0.6)	3.1	2.2	1.2	(3.7)	6.2	1.3	0.9		1.0		1.3
Prior accident years catastrophe losses			(0.1)	6.3	0.2	(7.9)	8.7	(0.3)	3.2	4.5		—		0.1
Total loss and loss expense ratio			78.9%	57.0%	66.8%	66.2%	56.3%	60.2%	67.5%	58.1%		61.0%		62.6%

Cincinnati Global:
Written premiums			$53	$37	$37	$38	$44	$21	$90	$65		$103		$140
Year over year change %- written premium			20%	76%					38%
Earned premiums			$34	$27	$38	$68	$33	$10	$61	$43		$111		$149
Current accident year before catastrophe losses			49.6%	63.7%	39.6%	44.6%	75.5%	103.9%	55.6%	82.6%		59.3%		54.3%
Current accident year catastrophe losses			42.4	—	4.8	19.4	9.8	—	24.1	7.3		14.7		12.2
Prior accident years before catastrophe losses			(27.9)	(19.5)	(0.2)	(2.9)	(8.5)	(84.0)	(24.2)	(27.3)		(12.3)		(9.2)
Prior accident years catastrophe losses			1.0	(3.2)	9.1	(4.2)	(22.5)	4.3	(0.8)	(15.8)		(8.7)		(4.2)
Total loss and loss expense ratio			65.1%	41.0%	53.3%	56.9%	54.3%	24.2%	54.7%	46.8%		53.0%		53.1%

Noninsurance operations:
Interest and fees on loans and leases			$2	$1	$1	$1	$1	$2	$3	$3		$4		$5
Other revenue			1	1	1	2	1	—	2	1		3		4
Interest expense			14	13	13	14	13	13	27	26		40		53
Operating expenses			5	5	6	5	4	8	10	12		17		23
Total noninsurance operations loss			$(16)	$(16)	$(17)	$(16)	$(15)	$(19)	$(32)	$(34)		$(50)		$(67)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Cincinnati Global was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2020 Supplemental Financial Data